Exhibit 32(b)
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of The Walt Disney Company (the “Company”) on Form 10-K for the fiscal year ended October 1, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christine M. McCarthy, Senior Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ CHRISTINE M. MCCARTHY
Christine M. McCarthy
Senior Executive Vice President and Chief Financial Officer
November 29, 2022